SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: DECEMBER 12, 2000

BELLSOUTH TELECOMMUNICATIONS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

GEORGIA (STATE OR OTHER JURISDICTION OF INCORPORATION)	1-1049 (COMMISSION FILE NUMBER)	58-0436120 (IRS EMPLOYER IDENTIFICATION NO.)

675 WEST PEACHTREE STREET, N.E., ATLANTA, GEORGIA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	30375 (ZIP CODE)

      REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 927-1909

Item 7c Financial Statements and Exhibits

      The following are filed as Exhibits to the Registrant’s Registration Statements No. 333-00649, 333-77815 and 333-51404.

4-i Supplemental Indenture dated December 14, 2000.

4-j Underwriting Agreement dated December 7, 2000.

4-k Form of Opinion to be delivered at closing by Davis Polk & Wardwell, special tax counsel to the Company.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BellSouth Telecommunications, Inc.

By:	/s/ Guy L. Cochran Guy L. Cochran Vice President, Chief Financial Officer and Comptroller

December 12, 2000